Exhibit 10.1

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), is dated as of ___________, 2011, by and between Farm Lands of Guinea, Inc., a Nevada corporation (“Farm Lands” or the “Company”), and the subscribers identified on the signature pages hereto (each a “Subscriber” and collectively, the “Subscribers”).

RECITALS:

WHEREAS, the Company and the Subscribers are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6), Regulation D (“Regulation D”) and/or Regulation S (“Regulation S”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”).

WHEREAS, Hunter Wise Securities, LLC is acting as lead placement agent (“Placement Agent”), on a “best efforts” basis, in a private offering (the “Offering”) in which the Subscribers agree to purchase and the Company agrees to offer and sell investment units (each a “Unit” and collectively the “Units”), each consisting of four (4) shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”); a Series A warrant (the “Series A Warrants”)  to purchase one share of  common stock at an exercise price of $7.50 per share (the “A Warrant Shares”); and a Series B warrant (the “Series B Warrants”)  to purchase one share of common stock at an exercise price of $10.00 per share (the “B Warrant Shares”) (collectively, the A Warrant Shares and the B Warrant Shares are the “Warrant Shares”) at a price  of $20.00 (the “Issue Price”) for aggregate gross proceeds of up to $5,000,000 in gross aggregate proceeds. The Common Stock, Warrants and Warrant Shares are hereinafter referred to as the “Purchased Securities.”

WHEREAS, on February 28, 2011, the Company and Farm Lands of Guinea Limited, a British Virgin Islands business company (“FLG”) consummated the combination, whereby FLG became a wholly-owned subsidiary of the Company.

WHEREAS, the Company desires to enter into this Agreement to issue and sell the Purchased Securities and the Subscriber desires to purchase that number of Purchased Securities set forth on the signature page hereto on the terms and conditions set forth herein.

WHEREAS, the aggregate proceeds of the Offering shall be held in escrow pursuant to the terms of a Funds Escrow Agreement executed by the parties substantially in the form attached hereto as Exhibit B (the “Escrow Agreement”).

AGREEMENT:

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, the Company and the Subscriber hereby agree as follows:

1.           Purchase and Sale of Securities.

(a)           The Units.   Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the Closing Date (as defined below), each Subscriber shall purchase and the Company shall sell to each Subscriber the Purchased Securities for the portion of the Issue Price designated on the signature pages hereto.

(b)           Warrants. Upon the following terms and conditions and for no additional consideration, each of the Subscribers shall be issued Series A Warrants in the form attached hereto as Exhibit C and Series B Warrants in the form attached hereto as Exhibit D (collectively, the Series A Warrants and Series B Warrants are referred to herein as the “Warrants”) with the Series A Warrants entitling the Subscribers to purchase one (1) share of the Company’s Common Stock  at an exercise price of $7.50, and the Series B Warrants entitling the Subscribers to purchase an one (1) share of the Company’s Common Stock  at an exercise price of $10.00.

2.           Closing.  The issuance and sale of the Purchased Securities shall occur on the closing date (the “Closing Date”), which shall be the date that Subscriber funds representing the net amount due to the Company from the Issue Price of the Offering is transmitted by wire transfer or otherwise to or for the benefit of the Company. The consummation of the transactions contemplated herein (the “Closing”) shall take place at the offices of Guzov Ofsink, LLC, 900 Third Avenue, 5th Floor, New York, New York 10022 on such date and time as the Subscribers and the Company may agree upon; provided, that all of the conditions set forth in Section 11 hereof and applicable to the Closing shall have been fulfilled or waived in accordance herewith. The Subscriber and the Company acknowledge and agree that the Company may consummate the sale of additional Purchased Securities to the Subscriber, on the terms set forth in this Agreement and the other Transaction Documents as defined herein, at more than one closing which may occur on a date as may be determined by the Company’s Board of Directors (each referred to herein as a “Closing”) with the final Closing (the “Final Closing”) to occur not later than December 31, 2011 (the “Final Closing Date”).

3.           Subscriber Representations, Warranties and Covenants.  The Subscriber hereby represents and warrants to and agrees with the Company that:

(a)           Organization and Standing of the Subscriber.   If such Subscriber is an entity, such Subscriber is a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

(b)           Authorization and Power.   Such Subscriber has the requisite power and authority to enter into and perform this Agreement and the other Transaction Documents (as defined in Section 4(c)) and to purchase the Purchased Securities being sold to it hereunder.  The execution, delivery and performance of this Agreement and the other Transaction Documents by such Subscriber and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Subscriber or its Board of Directors, stockholders, partners, members, as the case may be, is required.  This Agreement and the other Transaction Documents have been duly authorized, executed and delivered by such Subscriber and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of such Subscriber enforceable against such Subscriber in accordance with the terms thereof.

(c)           No Conflicts.   The execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation by such Subscriber of the transactions contemplated hereby and thereby or relating hereto do not and will not (i) result in a violation of such Subscriber’s charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Subscriber is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Subscriber or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Subscriber).  Such Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement and the other Transaction Documents or to purchase the Purchased Securities in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, such Subscriber is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(d)           Acquisition for Investment. The Subscriber is acquiring the Purchased Securities solely for its own account for the purpose of investment and not with a view to or for resale in connection with a distribution.  The Subscriber does not have a present intention to sell the Purchased Securities, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of the Purchased Securities to or through any person or entity; provided, however, that by making the representations herein and subject to Section 3.2(h) below, the Subscriber does not agree to hold the Purchased Securities for any minimum or other specific term and reserves the right to dispose of the Purchased Securities at any time in accordance with Federal and state securities laws applicable to such disposition.  The Subscriber acknowledges that it is able to bear the financial risks associated with an investment in the Purchased Securities and that it has been given full access to such records of the Company and the subsidiaries and to the officers of the Company and the subsidiaries and received such information as it has deemed necessary or appropriate to conduct its due diligence investigation and has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company’s stage of development so as to be able to evaluate the risks and merits of its investment in the Company.  The Subscriber further acknowledges that the Subscriber understands the risks of investing in companies domiciled and/or which operate primarily in the African Continent and that the purchase of the Purchased Securities involves substantial risks.

(e)           Information on Company.    Such Subscriber has been furnished with or has had access to the EDGAR Website of the Commission and to the Company’s Form 10-Q filed on EDGAR on May 23, 2011 for the fiscal quarter ended March 31, 2010, together with all other filings made with the Commission as of the date hereof available at the EDGAR website (hereinafter referred to collectively as the “Reports”) and all correspondence from the Commission to the Company including but not limited to the Commission’s comment letters relating to the Company’s periodic filings with the Commission whether available at the EDGAR website or not.  In addition, such Subscriber has received in writing from the Company such other information concerning its operations, financial condition and other matters as such Subscriber has requested in writing, identified thereon as OTHER WRITTEN INFORMATION (such other information is collectively, the “Other Written Information”), and considered all factors such Subscriber deems material in deciding on the advisability of investing in the Purchased Securities.  Such Subscriber has relied on the Reports and Other Written Information in making its investment decision.

(f)           Opportunities for Additional Information.  The Subscriber acknowledges that the Subscriber has had the opportunity to ask questions of and receive answers from, or obtain additional information from, the executive officers of the Company concerning the financial and other affairs of the Company.

(g)           Information on Subscriber.   Subscriber is, and will be on the Closing Date, an “accredited investor”, as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable such Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment.  Such Subscriber has the authority and is duly and legally qualified to purchase and own the Purchased Securities.  Such Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.  The information set forth on the signature page hereto regarding such Subscriber is accurate.

(h)           Compliance with 1933 Act.   Such Subscriber understands and agrees that the Purchased Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of the Subscriber contained herein), and that such Purchased Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration.  The Subscriber acknowledges that the Subscriber is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act (“Rule 144”), and that such person has been advised that Rule 144 permits resales only under certain circumstances. The Subscriber understands that to the extent that Rule 144 is not available, the Subscriber will be unable to sell any Purchased Securities without either registration under the 1933 Act or the existence of another exemption from such registration requirement. In any event, and subject to compliance with applicable securities laws, the Subscriber may enter into lawful hedging transactions in the course of hedging the position they assume and the Subscriber may also enter into lawful short positions or other derivative transactions relating to the Purchased Securities, and deliver the Purchased Securities, to close out their short or other positions or otherwise settle other transactions, or loan or pledge the Purchased Securities, to third parties who in turn may dispose of these Purchased Securities.

(i)           Purchased Securities Legend.  The Purchased Securities shall bear the following or similar legend:

“THE ISSUANCE AND SALE OF THE PURCHASED SECURITIES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR APPLICABLE STATE SECURITIES LAWS.  THE PURCHASED SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE PURCHASED SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT, OR OTHERWISE.  NOTWITHSTANDING THE FOREGOING, THE PURCHASED SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE PURCHASED SECURITIES.”

(j)           Communication of Offer.  The offer to sell the Purchased Securities was directly communicated to such Subscriber by the Company.  At no time was such Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

(k)           Restricted Securities.   Such Subscriber understands that the Purchased Securities have not been registered under the 1933 Act and such Subscriber will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Purchased Securities unless pursuant to an effective registration statement under the 1933 Act, or unless an exemption from registration is available.  Notwithstanding anything to the contrary contained in this Agreement, such Subscriber may transfer (without restriction and without the need for an opinion of counsel) the Purchased Securities to its Affiliates (as defined below) provided that each such Affiliate is an “accredited investor” under Regulation D and such Affiliate agrees to be bound by the terms and conditions of this Agreement. For the purposes of this Agreement, an “Affiliate” of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity.  Affiliate includes each Subsidiary of the Company.  For purposes of this definition, “control” means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

(l)           No Governmental Review.   Such Subscriber understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Purchased Securities or the suitability of the investment in the Purchased Securities nor have such authorities passed upon or endorsed the merits of the offering of the Purchased Securities.

(m)           Correctness of Representations.  Such Subscriber represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless such Subscriber otherwise notifies the Company prior to the Closing Date, shall be true and correct as of the Closing Date.  The Subscriber understands that the Purchased Securities are being offered and sold in reliance on a transactional exemption from the registration requirement of Federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of the Subscriber to acquire the Purchased Securities.

(n)           Short Sales and Confidentiality. Other than the transaction contemplated hereunder, the Subscriber has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with the Subscriber, executed any disposition, including short sales (but not including the location and/or reservation of borrowable shares of Common Stock), in the securities of the Company during the period commencing from the time that the Subscriber first received a term sheet from the Company or any other person setting forth the material terms of the transactions contemplated hereunder until the date that the transactions contemplated by this Agreement are first publicly announced as described in Section 7(m).  The Subscriber covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in Section 7(m), the Subscriber will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). The Subscriber understands and acknowledges that the Commission currently takes the position that coverage of short sales of shares of the Common Stock “against the box” prior to the effective date of the Registration Statement with the Purchased Securities is a violation of Section 5 of the 1933 Act, as set forth in Item 65, Section 5 under Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance. Notwithstanding the foregoing, the Subscriber does not make any representation, warranty or covenant hereby that it will not engage in short sales in the securities of the Company after the date that the transactions contemplated by this Agreement are first publicly announced as described in Section 7(m). Notwithstanding the foregoing, in the case of a Subscriber that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Subscriber's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Subscriber's assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Purchased Securities covered by this Agreement.

(o)           Additional Representations, Warranties and Covenants of Non-United States Persons.

(i)           The Subscriber understands that the investment offered hereunder has not been registered under the 1933 Act and the Subscriber understands that such Subscriber is purchasing the Purchased Securities without being furnished any offering literature or prospectus. The Subscriber is acquiring the Purchased Securities for the Subscriber’s own account, for investment purposes only, and not with a view towards resale or distribution.

(ii)           At the time the Subscriber was offered the Purchased Securities, it was not, and at the date hereof, such Subscriber is not a “U.S. Person” which is defined below:

(A)       Any natural person resident in the United States;

(B)	Any partnership or corporation organized or incorporated under the laws of the United States;

(C)	Any estate of which any executor or administrator is a U.S. person;

(D)       Any trust of which any trustee is a U.S. person;

(E)	Any agency or branch of a foreign entity located in the United States;

(F)	Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(G)	Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident of the United States; and

(H)
Any partnership or corporation if (i) organized or incorporated under the laws of any foreign jurisdiction and (ii) formed by a U.S. person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act) who are not natural persons, estates or trusts.

“United States” or “U.S.” means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

(iii)           The Subscriber understands that no action has been or will be taken in any jurisdiction by the Company that would permit a public offering of the Purchased Securities in any country or jurisdiction where action for that purpose is required.

(iv)           The Subscriber (i) as of the execution date of this Agreement is not located within the United States, and (ii) is not purchasing the Purchased Securities for the account or benefit of any U.S. person except in accordance with one or more available exemptions from the registration requirements of the 1933 Act or in a transaction not subject thereto.

(v)           The Subscriber will not resell the Purchased Securities except in accordance with the provisions of Regulation S (Rule 901 through 905 and Preliminary Notes thereto), pursuant to a registration under the 1933 Act, or pursuant to an available exemption from registration; and agrees not to engage in hedging transactions with regard to such securities unless in compliance with the 1933 Act.

(vi)           The Subscriber will not engage in hedging transactions with regard to shares of the Company prior to the expiration of the distribution compliance period specified in Category 2 or 3 (paragraph (b)(2) or (b)(3)) in Rule 903 of Regulation S, as applicable, unless in compliance with the 1933 Act; and as applicable, shall include statements to the effect that the securities have not been registered under the 1933 Act and may not be offered or sold in the United States or to U.S. persons (other than distributors) unless the securities are registered under the 1933 Act, or an exemption from the registration requirements of the 1933 Act is available.

(vii)           No form of “directed selling efforts” (as defined in Rule 902 of Regulation S under the 1933 Act), general solicitation or general advertising in violation of the 1933 Act has been or will be used nor will any offers by means of any directed selling efforts in the United States be made by the Subscriber or any of their representatives in connection with the offer and sale of the Purchased Securities.

4.           Company Representations and Warranties.  The Company represents and warrants to and agrees with each Subscriber that:

(a)           Due Incorporation.  The Company is a corporation or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite corporate power to own its properties and to carry on its business as presently conducted.  The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect.  For purposes of this Agreement, a “Material Adverse Effect” means any material adverse effect on the business, operations, properties, or financial condition of the Company and its Subsidiaries individually, or in the aggregate and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under this Agreement in any material respect.  For purposes of this Agreement, “Subsidiary” means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity of which more than 30% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity.  As of the Closing Date, all of the Company’s Subsidiaries and the Company’s ownership interest therein are set forth on Schedule 4(a).

(b)           Outstanding Stock.  All issued and outstanding shares of capital stock and equity interests in the Company have been duly authorized and validly issued and are fully paid and non-assessable.

(c)           Authority; Enforceability.  This Agreement, the Purchased Securities, the Escrow Agreement, the Lock-Up Agreements and any other agreements delivered together with this Agreement or in connection herewith (collectively, the “Transaction Documents”) have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity.  The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

(d)           Capitalization and Additional Issuances.   The authorized and outstanding capital stock of the Company and Subsidiaries on a fully diluted basis as of the date of this Agreement and the Closing Date (not including the Purchased Securities) are set forth on Schedule 4(d).  Except as set forth on Schedule 4(d), there are no options, warrants, or rights to subscribe to, securities, rights, understandings or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock or other equity interest of the Company or any of the Subsidiaries.  The only officer, director, employee and consultant stock option or stock incentive plan or similar plan currently in effect or contemplated by the Company is described on Schedule 4(d).  There are no outstanding agreements or preemptive or similar rights affecting the Company’s common stock.

(e)           Consents.  No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its Affiliates, the Over The Counter Bulletin Board (the “Bulletin Board”) or the Company’s shareholders is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Purchased Securities.  The Transaction Documents and the Company’s performance of its obligations thereunder have been unanimously approved by the Company’s Board of Directors.  No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority in the world, including without limitation, the United States, or elsewhere is required by the Company or any Affiliate of the Company in connection with the consummation of the transactions contemplated by this Agreement, except as would not otherwise have a Material Adverse Effect or the consummation of any of the other agreements, covenants or commitments of the Company or any Subsidiary contemplated by the other Transaction Documents. Any such qualifications and filings will, in the case of qualifications, be effective on the Closing and will, in the case of filings, be made within the time prescribed by law.

(f)           No Violation or Conflict.  Assuming the representations and warranties of the Subscriber in Section 3 are true and correct, neither the issuance nor sale of the Purchased Securities nor the performance of the Company’s obligations under this Agreement and all other Transaction Documents entered into by the Company relating thereto will:

(i)           violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles or certificate of incorporation, charter or bylaws of the Company, (B) to the Company’s knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its Affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its Affiliates is a party, by which the Company or any of its Affiliates is bound, or to which any of the properties of the Company or any of its Affiliates is subject, or (D) the terms of any “lock-up” or similar provision of any underwriting or similar agreement to which the Company, or any of its Affiliates is a party except the violation, conflict, breach, or default of which would not have a Material Adverse Effect; or

(ii)           result in the creation or imposition of any lien, charge or encumbrance upon the Purchased Securities or any of the assets of the Company or any of its Affiliates, except in favor of Subscriber as described herein; or

(iii)           result in the activation of any anti-dilution rights or a reset or repricing of any debt, equity or security instrument of any creditor or equity holder of the Company, or the holder of the right to receive any debt, equity or security instrument of the Company nor result in the acceleration of the due date of any obligation of the Company; or

           (iv)           result in the triggering of any piggy-back or other registration rights of any person or entity holding securities of the Company or having the right to receive securities of the Company.

(g)           The Purchased Securities.  The Purchased Securities upon issuance:

(i)           are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject only to restrictions upon transfer under the 1933 Act and any applicable state securities laws;

(ii)           have been, or will be, duly and validly authorized and on the date of issuance of the Purchased Securities, the Purchased Securities will be duly and validly issued, fully paid and nonassessable or if resold in a transaction registered pursuant to the 1933 Act and pursuant to an effective registration statement or exempt from registration will be free trading, unrestricted and unlegended;

(iii)           will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company or rights to acquire securities of the Company; and

(iv)           will not subject the holders thereof to personal liability by reason of being such holders.

(h)           Litigation.  There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates that would affect the execution by the Company or the complete and timely performance by the Company of its obligations under the Transaction Documents.  Except as disclosed in the Reports, there is no pending or, to the best knowledge of the Company, basis for or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates which litigation if adversely determined would have a Material Adverse Effect.

(i)           No Market Manipulation.  The Company and its Affiliates have not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the common stock to facilitate the sale or resale of the Purchased Securities or affect the price at which the Purchased Securities may be issued or resold.

(j)           Information Concerning Company.  The Reports contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein.   Since March 31, 2011 and except as modified in the Reports or in the Schedules hereto, there has been no Material Adverse Effect relating to the Company’s business, financial condition or affairs. The Reports, including the financial statements included therein (the “Financial Statements”) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, taken as a whole, not misleading in light of the circumstances and when made.

(k)           Defaults.  The Company is not in material violation of its articles of incorporation or bylaws.   The Company is (i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a Material Adverse Effect, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters which default would have a Material Adverse Effect, or (iii) not in violation of any statute, rule or regulation of any governmental authority which violation would have a Material Adverse Effect.

(l)           No Integrated Offering.   Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security of the Company nor solicited any offers to buy any security of the Company under circumstances that would cause the offer of the Purchased Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Bulletin Board.  No prior offering will impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder.  Neither the Company nor any of its Affiliates will take any action or steps that would cause the offer or issuance of the Purchased Securities to be integrated with other offerings which would impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder.  The Company will not conduct any offering other than the transactions contemplated hereby that may be integrated with the offer or issuance of the Purchased Securities that would impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder.

(m)           No General Solicitation.  Neither the Company, nor any of its Affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D/Regulation S under the 1933 Act) in connection with the offer or sale of the Purchased Securities.

(n)           No Undisclosed Liabilities.  Since March 31, 2010, except as disclosed in the Reports, the Company has no liabilities or obligations which are material, individually or in the aggregate, other than those incurred in the ordinary course of the Company businesses since March 31, 2010 and which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, except as disclosed in the Reports or on Schedule 4(n).

(o)           No Undisclosed Events or Circumstances.  Since March 31, 2010, except as disclosed in the Reports, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Reports.

(p)           Dilution.   The Company’s executive officers and directors understand the nature of the Purchased Securities being sold hereby and recognize that the issuance of the Purchased Securities will have a potential dilutive effect on the equity holdings of other holders of the Company’s equity or rights to receive equity of the Company.  The board of directors of the Company has concluded, in its good faith business judgment that the issuance of the Purchased Securities is in the best interests of the Company.  The Company specifically acknowledges that its obligation to issue the Purchased Securities is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company or parties entitled to receive equity of the Company.

(q)           No Disagreements with Accountants and Lawyers.  There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise between the Company and the accountants and lawyers previously and presently employed by the Company, including but not limited to disputes or conflicts over payment owed to such accountants and lawyers, nor have there been any such disagreements during the two years prior to the Closing Date, in each case, that could cause a Material Adverse Effect.

(r)           Foreign Corrupt Practices.  Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is  in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(s)           Reporting Company.  The Company is a publicly-held company subject to reporting obligations pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the “1934 Act”).  Pursuant to the provisions of the 1934 Act, the Company has timely filed all reports and other materials required to be filed thereunder with the Commission during the preceding twelve months.

(t)           Listing.  The Company’s common stock is quoted on the Bulletin Board currently under the symbol “FLGI.”  The Company has not received any oral or written notice that its common stock is not eligible nor will become ineligible for quotation on the Bulletin Board nor that its common stock does not meet all requirements for the continuation of such quotation.  The Company satisfies all the requirements for the continued quotation of its common stock on the Bulletin Board.

(u)           Transfer Agent.   The name, address, telephone number, fax number, contact person and email address of the Company transfer agent is set forth on Schedule 4(u) hereto.

(v)           Employees. Neither the Company nor any Subsidiary has any collective bargaining arrangements or agreements covering any of its employees. Except as disclosed in the Reports or Other Written Information, neither the Company nor any Subsidiary  has any employment contract, agreement regarding proprietary information, non-competition agreement, non-solicitation agreement, confidentiality agreement, or any other similar contract or restrictive covenant, relating to the right of any officer, employee or consultant to be employed or engaged by the Company or such Subsidiary required to be disclosed with the Commission or on the Form 8-K that is not so disclosed. Since March 31, 2010, no officer, consultant or key employee of the Company or any Subsidiary whose termination, either individually or in the aggregate, would have a Material Adverse Effect, has terminated or, to the knowledge of the Company, has any present intention of terminating his or her employment or engagement with the Company or any Subsidiary.

(w)           Public Utility Holding Company Act; Investment Company Act and U.S. Real Property Holding Corporation Status. The Company is not a “holding company” or a “public utility company” as such terms are defined in the Public Utility Holding Company Act of 1935, as amended. The Company is not, and as a result of and immediately upon the Closing will not be, an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.  The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended.

(x)           ERISA. No liability to the Pension Benefit Guaranty Corporation has been incurred with respect to any Plan (as defined below) by the Company or any of its Subsidiaries which is or would be materially adverse to the Company and its subsidiaries. The execution and delivery of this Agreement and the other Transaction Documents and the issuance and sale of the Purchased Securities will not involve any transaction which is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975 of the Internal Revenue Code of 1986, as amended, provided, that, if any of the Subscribers, or any person or entity that owns a beneficial interest in any of the Subscribers, is an “employee pension benefit plan” (within the meaning of Section 3(2) of ERISA) with respect to which the Company is a “party in interest” (within the meaning of Section 3(14) of ERISA), the requirements of Sections 407(d)(5) and 408(e) of ERISA, if applicable, are met. As used in this Section 2.1(bb), the term “Plan” shall mean an “employee pension benefit plan” (as defined in Section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any Subsidiary or by any trade or business, whether or not incorporated, which, together with the Company or any Subsidiary, is under common control, as described in Section 414(b) or (c) of the Code.

(y)           Independent Nature of Subscribers. The Company acknowledges that the obligations of each Subscriber under the Transaction Documents are several and not joint with the obligations of any other Subscriber, and no Subscriber shall be responsible in any way for the performance of the obligations of any other Subscriber under the Transaction Documents. The Company acknowledges that the decision of each Subscriber to purchase securities pursuant to this Agreement has been made by such Subscriber independently of any other Subscriber and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of its Subsidiaries which may have been made or given by any other Subscriber or by any agent or employee of any other Subscriber, and no

Subscriber or any of its agents or employees shall have any liability to any Subscriber (or any other person) relating to or arising from any such information, materials, statements or opinions. The Company acknowledges that nothing contained herein, or in any Transaction Documents, and no action taken by any Subscriber pursuant hereto or thereto, shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Company acknowledges that each Subscriber shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Subscriber to be joined as an additional party in any proceeding for such purpose.

(z)           Sarbanes-Oxley Act. The Company is in material compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the rules and regulations promulgated thereunder, that are effective and for which material compliance by the Company is required as of the date hereof.

(aa)           PFIC.  Neither the Company nor any of its Subsidiaries is or intends to become a “passive foreign investment company” within the meaning of Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

(bb)           OFAC. Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, Affiliate or person acting on behalf of any of the Company or any of its Subsidiaries, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the sale of the Purchased Securities, or lend, contribute or otherwise make available such proceeds to any subsidiary of the Company, joint venture partner or other person or entity, towards any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(cc)           Money Laundering Laws. The operations of each of the Company and its Subsidiaries are and have been conducted at all times in compliance with the money laundering requirements of all applicable governmental authorities and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental authority (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental authority or any arbitrator involving any of the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(dd)           Correctness of Representations.  The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscribers prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date; provided, that, if such representation or warranty is made as of a different date, in which case such representation or warranty shall be true as of such date.

(ee)           No Brokers.  Neither the Company nor any Subsidiary has taken any action which would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments relating to this Agreement or the transactions contemplated hereby, except for dealings with the Placement Agent, whose commissions and fees will be paid by the Company.

4.1           FLG Representations and Warranties.  FLG represents and warrants to and agrees with each Subscriber that:

(a)           Due Incorporation.  FLG is a corporation or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite corporate power to own its properties and to carry on its business as presently conducted.  FLG is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect. As of the Closing Date, all of FLG’s Subsidiaries and FLG’s ownership interest therein are set forth on Schedule 4.1(a).

(b)           Outstanding Stock.  All issued and outstanding shares of capital stock and equity interests in FLG have been duly authorized and validly issued and are fully paid and non-assessable.

(c)           Authority; Enforceability.  The Transaction Documents have been duly authorized, executed and delivered by FLG and are valid and binding agreements of FLG enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity.  FLG has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

 (d)           Consents.  No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over FLG, or any of its Affiliates or FLG’s shareholders is required for the execution by FLG of the Transaction Documents and compliance and performance by FLG of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Purchased Securities.  The Transaction Documents and FLG’s performance of its obligations thereunder have been unanimously approved by FLG’s Board of Directors.  No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority in the world, including without limitation, the United States, or elsewhere is required by FLG or any Affiliate of FLG in connection with the consummation of the transactions contemplated by this Agreement, except as would not otherwise have a Material Adverse Effect or the consummation of any of the other agreements, covenants or commitments of FLG or any Subsidiary contemplated by the other Transaction Documents. Any such qualifications and filings will, in the case of qualifications, be effective on the Closing and will, in the case of filings, be made within the time prescribed by law.

(e)           No Violation or Conflict.  Assuming the representations and warranties of the Subscriber in Section 3 are true and correct, neither the issuance nor sale of the Purchased Securities nor the performance of FLG’s obligations under this Agreement and all other Transaction Documents entered into by FLG relating thereto will:

(i)           violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles or certificate of incorporation, charter or bylaws of FLG, (B) to FLG’s knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to FLG of any court, governmental agency or body, or arbitrator having jurisdiction over FLG or over the properties or assets of FLG or any of its Affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which FLG or any of its Affiliates is a party, by which FLG or any of its Affiliates is bound, or to which any of the properties of FLG or any of its Affiliates is subject, or (D) the terms of any “lock-up” or similar provision of any underwriting or similar agreement to which FLG, or any of its Affiliates is a party except the violation, conflict, breach, or default of which would not have a Material Adverse Effect; or

(ii)           result in the creation or imposition of any lien, charge or encumbrance upon the Purchased Securities or any of the assets of FLG or any of its Affiliates except in favor of Subscriber as described herein; or

(iii)           result in the activation of any anti-dilution rights or a reset or repricing of any debt, equity or security instrument of any creditor or equity holder of FLG, or the holder of the right to receive any debt, equity or security instrument of FLG nor result in the acceleration of the due date of any obligation of FLG; or

(iv)           result in the triggering of any piggy-back or other registration rights of any person or entity holding securities of FLG or having the right to receive securities of FLG.

(f)           Litigation.  There is no pending or, to the best knowledge of FLG, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over FLG, or any of its Affiliates that would affect the execution by FLG or the complete and timely performance by FLG of its obligations under the Transaction Documents.  Except as disclosed in the Reports, there is no pending or, to the best knowledge of FLG, basis for or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over FLG, or any of its Affiliates which litigation if adversely determined would have a Material Adverse Effect.

(g)           No Market Manipulation.  FLG and its Affiliates have not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the common stock to facilitate the sale or resale of the Purchased Securities or affect the price at which the Purchased Securities may be issued or resold.

(h)           Reserved.

(i)           Defaults.  FLG is not in material violation of its articles of incorporation or bylaws.   FLG is (i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a Material Adverse Effect, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters which default would have a Material Adverse Effect, or (iii) not in violation of any statute, rule or regulation of any governmental authority which violation would have a Material Adverse Effect.

(j)           No General Solicitation.  Neither FLG, nor any of its Affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D/Regulation S under the 1933 Act) in connection with the offer or sale of the Purchased Securities.

(k)           No Undisclosed Liabilities.  Except as disclosed in the Financial Statements, FLG has no liabilities or obligations which are material, individually or in the aggregate, other than those incurred in the ordinary course of FLG businesses and which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, except as disclosed in the Financial Statements or on Schedule 4.1(l).

(l)           No Undisclosed Events or Circumstances.  Except as disclosed in the Financial Statements, no event or circumstance has occurred or exists with respect to FLG or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by FLG, but which has not been so publicly announced or disclosed in the Financial Statements.

(m)           No Disagreements with Accountants and Lawyers.  There are no disagreements of any kind presently existing, or reasonably anticipated by FLG to arise between FLG and the accountants and lawyers previously and presently employed by FLG, including, but not limited to, disputes or conflicts over payment owed to such accountants and lawyers, nor have there been any such disagreements during the two years prior to the Closing Date, in each case, that could cause a Material Adverse Effect.

(n)           Foreign Corrupt Practices.  Neither FLG, nor to the knowledge of FLG, any agent or other person acting on behalf of FLG, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by FLG (or made by any person acting on its behalf of which FLG is aware) which is  in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(o)           Employees. Neither FLG nor any Subsidiary has any collective bargaining arrangements or agreements covering any of its employees. Except as disclosed in the Reports or Other Written Information, neither FLG nor any Subsidiary has any employment contract, agreement regarding proprietary information, non-competition agreement, non-solicitation agreement, confidentiality agreement, or any other similar contract or restrictive covenant, relating to the right of any officer, employee or consultant to be employed or engaged by FLG or such Subsidiary required to be disclosed with the Commission or on the Form 8-K that is not so disclosed.

(p)           Independent Nature of Subscribers. FLG acknowledges that the obligations of each Subscriber under the Transaction Documents are several and not joint with the obligations of any other Subscriber, and no Subscriber shall be responsible in any way for the performance of the obligations of any other Subscriber under the Transaction Documents. FLG acknowledges that the decision of each Subscriber to purchase securities pursuant to this Agreement has been made by such Subscriber independently of any other Subscriber and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of FLG or of its Subsidiaries which may have been made or given by any other Subscriber or by any agent or employee of any other Subscriber, and no Subscriber or any of its agents or employees shall have any liability to any Subscriber (or any other person) relating to or arising from any such information, materials, statements or opinions. FLG acknowledges that nothing contained herein, or in any Transaction Documents, and no action taken by any Subscriber pursuant hereto or thereto, shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. FLG acknowledges that each Subscriber shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Subscriber to be joined as an additional party in any proceeding for such purpose.

(q)           PFIC.  Neither FLG nor any of its Subsidiaries is or intends to become a “passive foreign investment company” within the meaning of Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

(r)           OFAC. Neither FLG nor any of its Subsidiaries nor, to the knowledge of FLG, any director, officer, agent, employee, Affiliate or person acting on behalf of any of FLG or any of its Subsidiaries, is currently subject to any U.S. sanctions administered by OFAC; and FLG will not directly or indirectly use the proceeds of the sale of the Purchased Securities, or lend, contribute or otherwise make available such proceeds to any subsidiary of FLG, joint venture partner or other person or entity, towards any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(s)           Money Laundering Laws. The operations of each of FLG and its Subsidiaries are and have been conducted at all times in compliance with the money laundering requirements of all applicable Money Laundering Laws and no action, suit or proceeding by or before any court or governmental authority or any arbitrator involving any of FLG or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of FLG, threatened.

(t)           Correctness of Representations.  FLG represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless FLG otherwise notifies the Subscribers prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date; provided, that, if such representation or warranty is made as of a different date, in which case such representation or warranty shall be true as of such date.

(u)           No Brokers.  Neither FLG nor any Subsidiary has taken any action which would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments relating to this Agreement or the transactions contemplated hereby, except for dealings with the Placement Agent, whose commissions and fees will be paid by FLG.

5.           Regulation D/Regulation S Offering/Legal Opinion.  The offer and issuance of the Purchased Securities to the Subscribers is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2) or Section 4(6) of the 1933 Act or Rule 506 of Regulation D and/or Regulation S promulgated thereunder.

6.           Reserved.

7.           Covenants of the Company.  The Company covenants and agrees with the Subscribers as follows:

(a)           Stop Orders.  Subject to the prior notice requirement described in Section 7(n), the Company will advise the Subscribers, within twenty-four hours after it receives notice of issuance by the Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the common stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.  The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Purchased Securities, except as may be required by any applicable federal or state securities laws and unless contemporaneous notice of such instruction is given to the Subscribers.

(b)           Listing/Quotation.  The Company will maintain the quotation or listing of its common stock on the American Stock Exchange, Nasdaq Capital Market, Nasdaq Global Market, Nasdaq Global Select Market, Bulletin Board, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the common stock (the “Principal Market”), and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Principal Market, as applicable, as long as any Purchased Securities are outstanding. The

Company shall file a listing application with a U.S. national exchange such as the American Stock Exchange, Nasdaq Capital Market, Nasdaq Global Market, or Nasdaq Global Select Market,, the Alternative Investment Market of the London Stock Exchange or the Toronto Stock Exchange or TSX Venture Exchange (the "Uplisting") within 90 days after closing of the Offering and shall use its reasonable efforts to complete the Uplisting within six months after the closing of the Offering.

(c)           Market Regulations.  If required, the Company shall notify the Commission, the Principal Market and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Purchased Securities to the Subscribers and promptly provide copies thereof to the Subscribers.

(d)           Filing Requirements.  From the date of this Agreement and until the last to occur of (i) one (1) year after the Final Closing Date, or (ii) the date when the Purchased Securities can be resold or transferred by the Subscribers pursuant to Rule 144 (the date of such latest occurrence being the “End Date”), the Company will comply in all respects with its reporting and filing obligations under the 1934 Act.  The Company will use its best efforts not to take any action or file any document (whether or not permitted by the 1933 Act or the 1934 Act or the rules thereunder) to terminate or suspend its reporting and filing obligations under said acts until the End Date.  Until all of the Purchased Securities are sold by the Subscriber, the Company will continue the listing or quotation of the Common Stock on a Principal Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Principal Market.

(e)           Use of Proceeds.   The proceeds of the Offering will be employed by the Company for expenses of the Offering, and general working capital.  Except as described on Schedule 7(e), the Issue Price may not and will not be used for accrued and unpaid officer and director salaries, payment of financing related debt, redemption of outstanding notes or equity instruments of the Company nor non-trade obligations outstanding on the Closing Date.

(f)           DTC Program.  If the Company is eligible for DTC's "FAST" program, it will, for a period of at least two (2) years from the Final Closing Date, use its best efforts to employ as the transfer agent for the Purchased Securities a participant in the Depository Trust Company Automated Securities Transfer Program that is eligible to deliver shares via the Deposit Withdrawal Agent Commission System.

(g)           Taxes.  The Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefore.

(h)           Properties.  The Company will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto; and the Company will at all times comply with each provision of all leases and claims to which it is a party or under which it occupies or has rights to property if the breach of such provision could reasonably be expected to have a Material Adverse Effect.  The Company will not abandon any of its assets except for those assets which have negligible or marginal value or for which it is prudent to do so under the circumstances.

 (i)           Public Announcement.   The Company agrees to file a Form 8-K and issue a press release describing the Offering on the fourth business day after the Closing Date.

8.           Indemnification.

(a)           The Company agrees to indemnify, hold harmless, reimburse and defend the Subscribers, the Subscribers’ officers, directors, agents, Affiliates, members, managers, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Subscribers or any such person which results, arises out of or is based upon (i) any material misrepresentation by the Company or breach of any representation or warranty by the Company in this Agreement or in any Exhibits or Schedules attached hereto in any Transaction Documents, or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any material covenant or undertaking to be performed by the Company hereunder, or any other material agreement entered into by the Company and Subscribers relating hereto.

(b)           The Subscribers agree to indemnify, hold harmless, reimburse and defend the Company, the Company’s officers, directors, agents, Affiliates, members, managers, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon them or any such person which results, arises out of or is based upon any material misrepresentation by the Subscribers in this Agreement or in any Exhibits or Schedules attached hereto or in any Transaction Documents.  Notwithstanding the forgoing, in no event shall the liability of the Subscriber or permitted successor hereunder, or under any Transaction Documents or other agreement delivered in connection herewith, exceed the Purchase Price paid by such Subscriber.

(c)           The procedures set forth in Section 9(f) shall apply to the indemnification set forth in Section 8.

9.           Registration Rights.

(a)           Registration Statement Requirements.  The Company shall file with the Commission a Form S-1 registration statement (the “Registration Statement”) (or such other form that it is eligible to use) in order to register all or such portion of the Registrable Shares (as hereinafter defined) as permitted by the Commission (provided that the Company shall use diligent efforts to advocate with the Commission for the registration of all of the Registrable Shares) pursuant to Rule 415 for resale and distribution under the 1933 Act on or before the date which is forty five (45) calendar days after the Final Closing Date, and use its best efforts to cause the Registration Statement to be declared effective. The Company will register not less than 100% of the Purchased Shares and the Warrant Shares in the aforedescribed Registration Statement (the “Registrable Shares”).  In the event that the Company is required by the Commission to cutback the number of shares being registered in the Registration Statement pursuant to Rule 415, then the Company shall reduce the Registrable Shares pro rata, and unless otherwise directed in writing by the Subscriber as to its Registrable Shares, the number of Registrable Shares to be registered on such Registration Statement will first be reduced by Registrable Shares represented by Warrant Shares and second by Registrable Shares represented by Purchased Shares.  Notwithstanding anything to the contrary contained in this Section 9, if the Company receives comments on the Registration statement from the Commission, and following discussions with and responses to the Commission, the Company is unable to cause the inclusion of all Registrable Shares in such Registration Statement without characterizing any Subscriber as an underwriter, then the Company may, (x) remove from the Registration Statement such Registrable Shares (the “Cut Back Shares”) and/or (y) agree to such restrictions and limitations on the registration and resale of the Registrable Shares, in each case as the Commission may require in order for the Commission to allow such Registration Statement to become effective.

                                    (b)           Registration Procedures. If and whenever the Company is required by the provisions of Section 9(a) to effect the registration of any Registrable Shares under the 1933 Act, the Company will, as expeditiously as possible:

(i)           subject to the timelines provided in this Agreement, prepare and file with the Commission a registration statement required by Section 9, with respect to such securities and use its best commercially reasonable efforts to cause such registration statement to become effective;

(ii)           furnish to the Subscribers such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such Subscribers reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such registration statement or make them electronically available;

(iii)           list the Registrable Shares covered by such registration statement with any securities exchange on which the common stock of the Company is then listed;

(iv)           notify the Subscribers within twenty-four hours of the Company’s becoming aware that a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing or which becomes subject to a Commission, state or other governmental order suspending the effectiveness of the registration statement covering any of the Registrable Shares. Each Subscriber hereby covenants that it will not sell any Registrable Shares pursuant to such prospectus during the period commencing at the time at which the Company gives such

Subscriber notice of the suspension of the use of such prospectus in accordance with this Section 9(b)(iv) and ending at the time the Company gives such Subscriber notice that such Subscriber may thereafter effect sales pursuant to the prospectus, or until the Company delivers to such Subscriber or files with the Commission an amended or supplemented prospectus.

(c)           Provision of Documents.  It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Shares of a particular Subscriber that such Subscriber shall furnish to the Company in writing such information and representation letters, including a completed form of the Investor Questionnaire attached as Exhibit A hereto, with respect to itself and the proposed distribution by it as the Company may reasonably request to assure compliance with federal and applicable state securities laws.

(d)           Non-Registration Events.  The Company and the Subscribers agree that the Subscribers will suffer damages if the Registration Statement is not filed by the Required Filing Date, and it would not be feasible to ascertain the extent of such damages with precision.  Accordingly, if the Registration Statement is not filed within sixty (60) days after the Final Closing Date (the “Filing Date”), then the Company shall deliver to the Subscribers, as liquidated damages (“Liquidated Damages”), on a pro-rata basis (determined by dividing each Subscriber’s Issue Price by the aggregate Issue Price delivered to the Company by the Subscribers hereunder) an amount equal to one percent (1.00%) of the aggregate Issue Price of the Purchased Securities then owned of record by such Subscribers for each thirty (30) day period (pro rata for any period less than thirty days) until the Registration Statement is filed. The Company shall pay the Liquidated Damages in cash.

(e)           Expenses.  All expenses incurred by the Company in complying with Section 9, including, without limitation, all registration and filing fees, printing expenses (if required), fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the FINRA, transfer taxes, and fees of transfer agents and registrars, are called “Registration Expenses.” The Company will pay all Registration Expenses in connection with any registration statement described in Section 9.

           (f)           Indemnification and Contribution.

(i)           In the event of a registration of any Registrable Shares under the 1933 Act pursuant to Section 9, the Company will, to the extent permitted by law, indemnify and hold harmless the Subscriber, each of the officers, directors, agents, Affiliates, members, managers, control persons, and principal shareholders of the Subscriber, each underwriter of such Registrable Shares thereunder and each other person, if any, who controls such Subscriber or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Subscriber, or such underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Shares was registered under the 1933 Act pursuant to Section 9, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will subject to the provisions of Section 9(f)(iii) reimburse the Subscriber, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to the Subscriber to the extent that any such damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) the Subscriber failed to send or deliver a copy of the final prospectus delivered by the Company to the Subscriber with or prior to the delivery of written confirmation of the sale by the Subscriber to the person asserting the claim from which such damages arise, (ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (iii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Subscriber in writing specifically for use in such registration statement or prospectus.

(ii)           In the event of a registration of any of the Registrable Shares under the 1933 Act pursuant to Section 9, each Subscriber severally, but not jointly, will, to the extent permitted by law, indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the 1933 Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the 1933 Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Shares were registered under the 1933 Act pursuant to Section 9, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Subscriber will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Subscriber, as such, furnished in writing to the Company by such Subscriber specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Subscriber hereunder shall be limited to the net proceeds actually received by the Subscriber from the sale of Registrable Shares pursuant to such registration statement.

(iii)           Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 9(f)(iii) and shall only relieve it from any liability which it may have to such indemnified party under this Section 9(f)(iii), except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9(f)(iii) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnifying party shall have reasonably concluded that there may be reasonable defenses available to indemnified party which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel, reasonably satisfactory to the indemnified and indemnifying party, and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

(iv)           In order to provide for just and equitable contribution in the event of joint liability under the 1933 Act in any case in which either (i) a Subscriber, or any controlling person of a Subscriber, makes a claim for indemnification pursuant to this Section 9(f) but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 9(f) provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of the Subscriber or controlling person of the Subscriber in circumstances for which indemnification is not provided under this Section 9(f); then, and in each such case, the Company and the Subscriber will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Subscriber is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (y) the Subscriber will not be required to contribute any amount in excess of the public offering price of all such securities sold by it pursuant to such registration statement; and (z) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the 1933 Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation and provided, further, however, that the liability of the Subscriber hereunder shall be limited to the net proceeds actually received by the Subscriber from the sale of Registrable Shares pursuant to such registration statement.

10.           Anti-dilution and Purchase Rights.

(a)           Right of Participation.   The Subscribers shall have the right to purchase up to 50% of any subsequent underwritten offering of the Company’s securities at or before the time of Uplisting (the “Follow-on Financing”). The Subscribers shall be given not less than ten business days prior written notice (the “Notice of Sale”) of any proposed Follow-on Financing and shall have the right during the ten business days following receipt of the Notice of Sale to purchase the securities offered in the Follow-on Financing.

(b)           Anti-Dilution.   Other than in connection with Excepted Issuances (as such term is defined in the last sentence of this Section 10(b)), if at any time within twenty four (24) months following the Closing, the Company shall issue any common stock or securities convertible into or exercisable for shares of common stock (or modify the conversion or exercise price of any of the foregoing which may be outstanding) to any person or entity at a price per share which shall be less than 130% of $5.00, subject to adjustment for stock dividends, subdivisions and combinations (the “Lower Price Issuance”), without the consent of the Subscriber, then the Company shall issue, for each such occasion, additional shares of common stock to the Subscriber respecting those Purchased Securities that are then still owned by the Subscriber at the time of the Lower Price Issuance so that the average per share purchase price of the Purchased Securities owned by the Subscriber on the date of the Lower Price Issuance plus such additional shares issued to Subscriber pursuant to this Section 10(b) is equal to such other lower price per share.  The delivery to Subscriber of the additional shares of common stock shall be not later than the closing date of the transaction giving rise to the requirement to issue additional shares of common stock.  For purposes of the issuance and adjustment described in this paragraph, in the case of the issuance of securities convertible into or exercisable for shares of common stock, the price per share shall be deemed to be the quotient obtained by dividing (i) the sum of (A) the price paid for such derivative security plus (B) the aggregate amount of consideration to be paid upon conversion or exercise price of such security for the maximum number of shares for which the derivative security may be converted or exercised, by (ii) the total number of shares of common stock issuable upon conversion or exercise price of such security for the maximum number of shares for which the derivative security may be converted or exercised. The adjustment described in this paragraph shall be made immediately upon the earlier of (x) the issuance of the derivative security or (y) the Company entering into an agreement to issue the derivative security, but such adjustment shall not be made again upon any issuance of shares of common stock upon conversion of such derivative security. Any common stock or derivative security issued or issuable by the Company for no consideration  will be deemed issuable or to have been issued for $0.01 per share of common stock.  The rights of Subscriber set forth in this Section 10 are in addition to any other rights the Subscriber has pursuant to this Agreement, any Transaction Documents, and any other agreement referred to or entered into in connection herewith or to which Subscriber and Company are parties.  For purposes hereof, “Excepted Issuances” means the (i) Company’s issuances of securities  comprising the full or partial consideration in connection with a strategic merger, acquisition, consolidation or purchase of substantially all of the securities or assets of a corporation or other entity that has been approved by a majority of disinterested directors of the Company and in which holders of such securities or debt are not at any time granted registration rights, (ii) the Company’s issuance of securities in connection with strategic license agreements and other partnering arrangements so long as such issuances are not for the purpose of raising capital and which holders of such securities or debt are not at any time granted registration rights, (iii) the Company’s issuance of common stock or its issuances or grants of options to purchase common stock to employees, directors, and officers of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose, and (iv) the Company’s issuances of securities upon the exercise or exchange of or conversion of any securities exercisable or exchangeable for or convertible into shares of common stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities.

(c)                      Other Adjustments.   If the Company does not meet the milestones set forth in this Section 10(c), it shall pay a penalty of $166,667 per missed Milestone payable to each Subscriber then holding shares purchased in the Offering on a pro-rata basis (determined by dividing each Subscriber’s Issue Price by the aggregate Issue Price delivered to the Company by the Subscribers hereunder) within thirty (30) days of non-achievement of such Milestone in shares of Common Stock valued at the lower of the then-current price per share on the Bulletin Board or other exchange where the stock trades, or $5.00.

(i)           Execution of 99-year lease with Guinea Ministry of Agriculture for the N’Dema (5,340 hectares) and Konindou (3,475 hectares) properties by September 30, 2011.

(ii)           Completion and delivery to the MAG by September 16, 2011 of a suitability and viability survey for the Saraya property as provided for in the Option Agreement dated September 16, 2010 by and between the MAG and Land & Resources of Guinea SA (the "Option Agreement").

(iii)           Maintenance of the Option Agreement with Guinea Ministry of Agriculture in continued good standing by December 31, 2011.

11.           Closing Conditions.

(a)           The obligation hereunder of the Subscriber to acquire and pay for the Purchased Securities is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Subscriber’s sole benefit and may be waived by the Subscriber at any time in its sole discretion.

(i)           The representations and warranties of the Company contained in this Agreement shall have been true and correct on the date of this Agreement and shall be true and correct on the Closing Date as if given on and as of the Closing Date (except for representations given as of a specific date, which representations shall be true and correct as of such date), and on or before the Closing Date the Company shall have performed all covenants and agreements of the Company contained herein or in any of the other Transaction Documents required to be performed by the Company on or before the Closing Date; and

(ii)           The Transaction Documents have been duly executed and delivered by the Company to the Escrow Agent.

(b)           The obligation hereunder of the Company to issue and sell the Purchased Securities to the Subscriber is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.

(i)           The representations and warranties of the Subscriber in this Agreement and each of the other Transaction Documents to which the Subscriber is a party shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date;

(ii)           The Issue Price for the Purchased Securities has been delivered to the escrow account maintained by Signature Bank (the “Escrow Agent”); and

(iii)           The Transaction Documents to which the Subscriber is a party have been duly executed and delivered by the Subscriber to the Escrow Agent.

12.           Reserved.

13.           Miscellaneous.

(a)           Notices.  All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company, to:

Farm Lands of Guinea, Inc.
Attn: Mark F. Keegan
401 Atlantic Suites
Europort, Gibraltar
Facsimile: 44 1229889111

With a copy by fax only to (which copy shall not constitute notice):

Darren L. Ofsink, Esq.
GUZOV OFSINK, LLC
900 Third Avenue, 5th Floor
New York, New York  10022
Facsimile:  (212) 688-7273

If to the Subscribers:

To each of the addresses and facsimile numbers listed on the signature pages of this Agreement

(b)             Entire Agreement; Amendment. This Agreement and the other Transaction Documents contain the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in the Transaction Documents, neither the Company nor any of the Subscribers makes any representations, warranty, covenant or undertaking with respect to such matters and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement nor any of the Transaction Documents may be waived or amended other than by a written instrument signed by the Company and the holders of at least fifty percent (50%) of the total shares of common stock purchased in the Offering and then outstanding (the “Majority Holders”), and no provision hereof may be waived other than by a written instrument signed by the Majority Holders.

 (c)           Counterparts/Execution.  This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.  This Agreement may be executed by facsimile transmission, PDF, electronic signature or other similar electronic means with the same force and effect as if such signature page were an original thereof.

(d)           Law Governing this Agreement.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state and county of New York.  The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.  The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury.  The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs.  In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.  Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Documents by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

(e)           Specific Enforcement, Consent to Jurisdiction.  The Company and Subscribers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.  Subject to Section 13(d) hereof, the Company and the Subscribers hereby irrevocably waive, and agree not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in New York of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.  Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

(f)           Damages.   In the event the Subscriber is entitled to receive any liquidated damages pursuant to the Transactions Documents, the Subscriber may elect to receive the greater of actual damages or such liquidated damages.

(g)           Maximum Payments.   Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law.  In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Subscriber and thus refunded to the Company.

(h)           Calendar Days.   All references to “days” in the Transaction Documents shall mean calendar days unless otherwise stated.  The terms “business days” and “trading days” shall mean days that the New York Stock Exchange is open for trading for three or more hours.  Time periods shall be determined as if the relevant action, calculation or time period were occurring in New York City.  Any deadline that falls on a non-business day in any of the Transaction Documents shall be automatically extended to the next business day and interest, if any, shall be calculated and payable through such extended period.

(i)           Captions: Certain Definitions.  The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.  As used in this Agreement the term “person” shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

(j)           Severability.  In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by an authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability: (i) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Agreement.

[Signature Pages Follow]

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement with Farm Lands of Guinea, Inc. by signing and returning a copy to the Company whereupon it shall become a binding agreement.

NUMBER OF UNITS       x  20.00 =      (the “Issue Price”)

___________________________________	_____________________________________
Signature	Signature (if purchasing jointly)

___________________________________	_____________________________________
Name Typed or Printed	Name Typed or Printed

___________________________________	_____________________________________
Entity Name	Entity Name

___________________________________	_____________________________________
Address	Address

___________________________________	_____________________________________
City, State and Zip Code	City, State and Zip Code

___________________________________	_____________________________________
Telephone - Business	Telephone - Business

___________________________________	_____________________________________
Telephone – Residence	Telephone – Residence

___________________________________	_____________________________________
Facsimile – Business	Facsimile - Business

___________________________________	_____________________________________
Facsimile – Residence	Facsimile – Residence

___________________________________	_____________________________________
Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which securities should be issued:

Dated:           __________, 2011

This Subscription Agreement is agreed to and accepted as of ______________, 2011.

FARM LANDS OF GUINEA, INC.

By:_____________________________
      Name:
      Title:

This Subscription Agreement is agreed to and accepted as of ____________, 2011.

                      Solely with respect to Section 4.1,
                      (Representations by Farm Lands of Guinea Limited),

FARM LANDS OF GUINEA, INC.

By:_____________________________
      Name:
      Title: